UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 5, 2006

AMERICAN CELLULAR CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	333-60639 (Commission File Number)	22-3043811 (I.R.S. Employer Identification No.)
14201 Wireless Way
Oklahoma City, Oklahoma, 73134
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (405) 529-8500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.01 Completion of Acquisition or Disposition of Assets
          On October 5, 2006, American Cellular Corporation (the “Company”) completed a merger to acquire Highland Cellular, LLC (“Highland”) pursuant to an Agreement and Plan of Merger dated May 10, 2006 (the “Merger Agreement”) among the Company, Highland, Highland Cellular Holdings, Inc., Highland Acquisition Sub, LLC, Faramarz Attar and Tom Attar. The merger consideration payable by the Company was $95 million, of which approximately $1.9 million will be held in escrow to secure certain indemnification obligations of Highland Cellular Holdings, Inc., the former parent company of Highland.
          Highland provides wireless service to southern West Virginia and two adjacent counties in Virginia. The Highland service area is primarily south of markets that the Company owns and operates in West Virginia, southern Ohio and Pennsylvania, and between its Kentucky and western Maryland markets. Highland serves approximately 50,000 subscribers, and its market has a population of approximately 352,000. Highland owns 25 MHz of 850 MHz spectrum over West Virginia 7 RSA, McDowell and Wyoming counties in WV 6 RSA, and Bland and Tazewell counties in Virginia 2 RSA. Highland also owns PCS spectrum over West Virginia 5 RSA, McDowell, Wyoming, Logan and Mingo counties in WV 6 RSA, most of WV 7 RSA, and six additional, adjacent counties in Virginia.
          The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement and the press release announcing the closing of the merger, which are incorporated herein by reference as Exhibit 2.1 and Exhibit 99.1, respectively.
Item 8.01 Other Events
          On October 5, 2006, the Company issued a press release announcing the completion of the merger described in Item 1.01, a copy of which is attached as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
          (a)       Financial Statements of Businesses Acquired.
          The financial statements required by this item are not being filed with this Current Report. To the extent such financial statements are required by this item, they will be filed with the Commission by amendment to this Form 8-K as soon as reasonably practicable, but in no event later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.
          (b)       Pro Forma Financial Information.
          The pro forma financial information required by this item is not being filed with this Current Report. To the extent such information is required by this item, it will be filed with the

Commission by amendment to this Form 8-K as soon as reasonably practicable, but in no event later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.
          (d)      Exhibits:

2.1	Agreement and Plan of Merger dated May 10, 2006 among American Cellular Corporation, Highland Cellular Holdings, Inc., Highland Cellular, LLC, Highland Acquisition Sub, LLC, Faramarz Attar and Tom Attar (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by American Cellular Corporation on May 12, 2006 (File No. 333-60639))

99.1	Press Release dated October 5, 2006

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN CELLULAR CORPORATION
Date: October 06, 2006	By:	/s/ Ronald L. Ripley
		Name:	Ronald L. Ripley
		Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger dated May 10, 2006 among American Cellular Corporation, Highland Cellular Holdings, Inc., Highland Cellular, LLC, Highland Acquisition Sub, LLC, Faramarz Attar and Tom Attar (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by American Cellular Corporation on May 12, 2006 (File No. 333-60639))

99.1	Press Release dated October 5, 2006

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